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                                                                 EXHIBIT 10.32


                            FORM OF PROMISSORY NOTE

$


         FOR VALUE RECEIVED, the undersigned                        , a
Delaware corporation (the "Maker"), promises to pay to the order of CAPSTONE CAPITAL OF PENNSYLVANIA, INC., a Pennsylvania corporation, its successors and assigns (hereinafter, together with any subsequent holder of this Note, the "Holder"), at its main office in the City of Birmingham, Alabama, or at such other address as the Holder may from time to time designate in writing, the principal sum of
                    ("Principal Amount") advanced to Borrower pursuant to that certain Loan Agreement of even date herewith (the "Loan Agreement"), together with interest thereon accruing at the Applicable Rate. Principal and interest are to be payable as follows:


         On December 30, 1997, Maker shall pay to Holder the outstanding principal balance together with all accrued and unpaid interest; provided, however that so long as no Default or Event of Default exists under the Loan Documents on December 30, 1997, and Borrower pays Lender all accrued interest on the Loan on December 30, 1997, Borrower may, upon fifteen (15) days prior written notice to Lender, extend the Loan Term for an additional ninety (90) day period. If the Borrower elects to extend the Loan Term for such ninety (90) day period, the Loan and all accrued interest thereon, shall be due and payable on March 30, 1998.

         "Applicable Rate" means a rate equal to a margin of two hundred (200) basis points in excess of the prime rate of interest as published in the Wall Street Journal, as such rate may change from time to time. Interest shall be calculated on the daily outstanding balance for the previous period using a 360-day base.

         Reference to the Loan Agreement is hereby made for a statement of the rights of Holder and the duties and obligations of Maker, including the conditions under which the outstanding principal balance may be prepaid and the amount of any premium associated with such prepayment, but neither this reference to the Loan Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of Maker to pay the principal and interest of this Note when due. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. The principal hereof and interest herein are payable as provided in the Loan Agreement.

         All payments shall be applied first to interest then due and payable, and any balance shall be applied in reduction of principal. The principal and interest shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment.

         This Note is secured and guaranteed by the Loan Documents.

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         The principal sum evidenced by this Note, together with accrued interest, shall become immediately due and payable at the option of the Holder upon the occurrence of any Event of Default under the terms of the Loan Agreement, which such "Events of Default" are incorporated herein by reference as if set forth in full herein.

         If any scheduled payment of principal or interest is not made on or before the fifth (5th) day after the same became due, Maker agrees to pay Holder a late charge equal to five percent (5%) of the amount of the payment which is in default (except that with respect to any final balloon payment of principal such charge shall be based upon the immediately preceding monthly payment amount).

         Upon the occurrence of any of the Events of Default (unless waived by Lender in Lender's sole discretion), Maker agrees to pay interest to Holder at the Default Rate on the aggregate indebtedness represented hereby, including accrued interest, until such aggregate indebtedness is paid in full. Maker will also pay to Holder, in addition to the amount due, all reasonable costs of collecting, securing, or attempting to collect or secure this Note, including without limitation, court costs and reasonable attorneys' fees, including reasonable attorneys' fees on any appeal by either Maker or Holder and in any bankruptcy proceedings.

         With respect to the amounts due under this Note, the Borrower waives the following to the fullest extent permitted by applicable law:

                (1) All rights of exemption of property from levy or sale under execution or other process for the collection of debts of the Constitution or laws of the United States or any state thereof;

                (2) Demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection of this Note, requirements necessary to enforce this Note; and

                (3) Any further receipt for or acknowledgment of any collateral now or hereafter deposited as security for the Loan.

         In no event shall the amount of interest due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest designated by applicable law, and in the event such payment is inadvertently paid by Maker or inadvertently received by Holder then such excess sum shall be credited as a payment of principal, unless Maker elects to have such excess sums refunded to Maker herewith. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly, interest in excess of that which may be legally paid by Maker under applicable law.

         Holder shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Holder. All rights and remedies of Holder under the terms of this Note and applicable statues or rules of law shall be cumulative, and may be exercised successively or concurrently. Maker agrees

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that as of the date hereof there are no defenses, equities, or setoffs may exist, the same are hereby expressly released, forgiven, waived and forever discharged. The obligations of Maker hereunder shall be binding upon and enforceable against Maker and its successors and assigns.

         Any provisions of this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

         Holder may, at its option, release any Collateral given to secure the indebtedness evidenced hereby, and no such release shall impair the obligations of Maker to Holder.

         THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. THE HOLDER'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND THE MAKER AGREES THAT THIS NOTE SHALL BE DELIVERED TO AND HELD BY HOLDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS NOTE BY HOLDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF MAKER WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE. MAKER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE CIRCUIT COURT OF THE STATE OF ALABAMA, JEFFERSON COUNTY, ALABAMA OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

         MAKER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING TO OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR PERTAINING TO OR RELATED TO OR INCIDENTAL TO ANY DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE OR THE LOAN DOCUMENTS, OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. MAKER AGREES THAT HOLDER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF MAKER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN MAKER AND HOLDER


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SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING
WITHOUT A JURY.

                         [SIGNATURES ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, Maker has caused this instrument to be executed and delivered as of the day and year first above written.



                                           By: /s/ BRIAN L. BARTH
                                               ------------------------------
                                               BRIAN L. BARTH, VICE PRESIDENT




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SCHEDULE TO EXHIBIT 10.32 FILED PURSUANT TO INSTRUCTION 2 OF ITEM 601(a) OF
REGULATION S-K

                                PROMISSORY NOTE
                                ---------------

PROJECT             PARTIES                                                    AMOUNT OF NOTE        DATE
-------             -------                                                    --------------        ----
Darlington, PA      BCC at Darlington, Inc. (Maker), and Capstone Capital of   $5,875,000.00         9/30/97
                    Pennsylvania, Inc. (Holder)

Butler, PA          Balanced Care at Butler, Inc. (Maker) and Capstone         $246,000.00           10/31/97
                    Capital of Pennsylvania, Inc. (Holder)

Sarver, PA          Balanced Care at Sarver, Inc. (Maker) and Capstone         $286,000.00           10/31/97
                    Capital of Pennsylvania, Inc. (Holder)

Saxonburg, PA       Balanced Care at Saxonburg, Inc. (Maker) and Capstone      $8,618,000.00         10/31/97
                    Capital of Pennsylvania, Inc. (Holder)